Goldman Sachs Trust

Goldman Sachs Financial Square Funds

FST Shares, FST Service Shares, FST Administration Shares,

FST Preferred Shares, FST Select Shares and FST Capital Shares of

Financial Square Prime Obligations Fund

Financial Square Money Market Fund
Financial Square Treasury Obligations Fund
Financial Square Treasury Instruments Fund
Financial Square Government Fund
Financial Square Federal Fund
Financial Square Tax-Free Money Market Fund

Supplement dated May 22, 2008 to the

Prospectuses dated April 29, 2008 (the “Prospectuses”)

In the section entitled “Shareholder Guide — How To Sell Shares — When Will Redemption Proceeds Be Wired?”, the first sentence of the first bullet point following the redemption proceeds table is deleted in its entirety and replaced with the following:

Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund).

This Supplement should be retained with your Prospectuses

for future reference.

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